SUMMARY Prospectus August 1, 2026
T. ROWE PRICE
TMSF	Multi-Sector Income ETF

Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated August 1, 2026, as amended or supplemented, and Statement of Additional Information, dated August 1, 2026, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide high income and some capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.37%

Other expenses	—

Acquired fund fees and expenses	0.04

Total annual fund operating expenses	0.41	[a]

Fee waiver/expense reimbursement	(0.04)

Total annual fund operating expenses after fee waiver/expense reimbursement	0.37	[a]

[a]	The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 127.0% of the average value of its portfolio.

T. ROWE PRICE	2

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund invests in a variety of bonds and other debt instruments in seeking to provide high income and some capital appreciation. The fund shifts its investments among various sectors based on market conditions and the investment adviser’s outlook.

Normally, the fund invests its assets in a variety of U.S. and non-U.S. debt securities across the following primary sectors:

•	Below investment-grade corporate debt (including high yield bonds and bank loans);
•	Investment-grade corporate debt (including bonds issued by corporations located in the U.S. and other developed market countries);
•	Securitized debt and vehicles backed by pools of assets such as mortgages, loans, and other receivables (including agency and private mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and collateralized loan obligations);
•	Government debt (including bonds issued by the U.S. government and its agencies and by governments of other developed market countries); and
•	Emerging market debt (including bonds issued by corporations and governments in emerging market countries).

The proportion of fund assets allocated to each of these sectors will vary with market conditions and the adviser’s assessment of their relative attractiveness as investment opportunities. The fund may opportunistically invest in other sectors or other types of securities in response to market conditions. There is no limit on the fund’s investments in U.S. dollar-denominated foreign debt instruments. Although the fund purchases non-U.S. dollar-denominated securities, the adviser normally seeks to limit the fund’s overall foreign currency exposure by hedging some or all of those holdings to the U.S. dollar. The fund may purchase securities of any maturity, and its weighted average maturity will vary based on interest rates and overall market conditions. The fund may also gain exposure to specific asset classes through the use of certain types of derivatives or by investing in other T. Rowe Price mutual funds and exchange-traded funds that focus their investments in a particular asset class.

The fund may use a variety of derivatives, such as futures, options, forwards, and swaps for a number of purposes, such as for hedging risk or managing certain exposure. Specifically, the fund uses interest rate futures, forward currency exchange contracts, credit default swap indexes (CDX), interest rate swaps, inflation swaps, equity total return swaps, and currency options.

Equity total return swaps are typically used to gain exposure to the equity market without directly investing in the underlying equity securities, going short or long relative to the adviser’s views. Interest rate futures are typically used to manage the fund’s exposure to changes in interest rates, as a cash management tool, and to adjust portfolio duration or maturity. Interest rate swaps are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Forward currency exchange contracts are typically used to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar but may be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies. A CDX is a swap on an index or basket of credit default swaps and is typically used to manage the fund’s credit risk efficiently and gain exposure to certain sectors or asset classes (such as high yield). Inflation swaps are typically used to manage the fund’s exposure to inflation risk or to achieve efficient exposure to inflation-linked securities. Currency options are primarily used in an effort to take advantage of currencies that are expected to appreciate in value. The fund may have exposure to non-U.S. currencies through derivatives without holding any securities denominated in those currencies.

SUMMARY	3

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Mortgage- and asset-backed securities: Investments in mortgage-backed securities and other types of asset-backed securities are subject to interest rate risk, prepayment and extension risk, credit risk, and the risk of underperformance by the underlying pools of assets. Mortgage-backed securities and asset-backed securities tend to be more sensitive to changes in interest rates than traditional bonds and other debt securities. Early repayments of principal on underlying assets may expose the fund to a lower rate of return upon reinvestment of principal and the value of securities with prepayment features may not increase as much as other fixed income securities when interest rates are declining. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers and there is no assurance that any guarantors or insurers of such securities will meet their obligations.

Prepayments and extensions: Underlying funds that invest in mortgage-backed securities, certain asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the underlying fund’s portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

T. ROWE PRICE	4

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as pandemics) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk bonds: Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade, expose the fund to greater volatility and credit risk than investments in securities that are rated investment grade. As a result, bonds and loans rated below investment grade carry a higher risk of default and should be considered speculative.

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. Investments in emerging market countries are subject to greater risk and overall volatility than investments in developed markets.

Emerging markets: Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

SUMMARY	5

Bank loans: Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Derivatives: The use of derivatives exposes the fund to additional volatility and potential losses and the fund may not achieve the purpose of using the derivative. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the reference or assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives also expose the fund to settlement risk, such as if the fund is required to acquire, buy, or sell the underlying reference or asset at an undesirable price, has challenges with offsetting transactions, or risks associated with cash settlement. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. The use of derivatives includes the risk of potential operational issues. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

Inflation-linked securities: In general, the value of an inflation-linked security, including TIPS, will typically decrease when real interest rates (nominal interest rates reduced by the expected impact of inflation) increase and increase when real interest rates decrease. When inflation is negative or concerns over inflation are low, the value and income of inflation-linked securities could fall and result in losses for the fund and during periods of very low inflation, the yield on an inflation-linked security may be negative. Conversely, during sustained periods of high inflation, the fund’s yield should increase, which may not be repeated. Funds that invest heavily in inflation-linked securities do not always move in lockstep with inflation because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, the accrual of inflation adjustments on the fund’s holdings may significantly impact the current level of dividends actually paid to shareholders. Changes in inflation rates and/or interest rates may cause the fund’s yield to vary substantially over time.

T. ROWE PRICE	6

Portfolio turnover: High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Investments in other funds: The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objective(s) as intended could cause the fund to underperform similarly managed funds.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions.

SUMMARY	7

New fund: Because the fund is new, it may have more limited operating history, fewer shareholders, and less assets than funds that have been in existence for longer periods. It may be more difficult to evaluate the investment program and portfolio manager of a fund with a limited performance track record. Due to the fund’s size, large shareholder purchases or redemptions could require the fund to buy or sell holdings at unfavorable times or maintain greater cash reserves than desired, create tax implications for the fund and its shareholders, and make it difficult to invest fully in accordance with the fund’s investment program.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality. A cybersecurity breach could result in a loss for the fund or affect its ability to operate as intended either temporarily or for an extended period, which may include limits on the ability to obtain pricing information for the fund’s investments, calculate its net asset value, and satisfy redemptions.

Performance

Because the fund commenced operations in 2025, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Name	Title	Managed Fund Since	Joined Investment Adviser
Kenneth Orchard	Portfolio Manager and Chair of Investment Advisory Committee	2025	2010
Vincent Chung	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2019
Adam Marden	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2017
Jeanny Silva	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2016

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on Nasdaq Stock Market LLC (“Nasdaq”) and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

The fund declares dividends, if any, and pays them monthly. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	ETF1257-045 8/1/26